For Accredited Investors Only                                    Exhibit 10.2
                                                       SUBSCRIPTION AGREEMENT

    This SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of the date on the signature page hereof between the person and/or entity whose name appears on the signature page hereof (the "Purchaser"), and iMedia International, Inc., a Delaware Corporation with its registered office at 1721 21st Street, Santa Monica, California, USA (the "Company") for the purchase of corporate securities ("Units") as follows:

      Purchase Amount: $____________    Price Per Unit:  $ 2.00

    WHEREAS the Company is in the business of developing, producing and distributing interactive media, publishing and digital media, its related businesses, products and product lines, technology, and/or acquisition of ownership positions in media, publishing or entertainment companies and development companies as more fully described in the Company's Private Placement Memorandum dated August 8, 2004 (the "Private Placement Memorandum"); and

    WHEREAS the Company desires to sell certain of its Common Shares (the "Stock") to Purchaser pursuant to the exemption from registration under the United States Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) of the Securities Act and Rule 506 of Regulation "D" and Rule 902 of Regulation "S" as promulgated thereunder, and Purchaser desires to acquire such shares, on the terms and conditions set forth herein and in compliance with Rule 506 and Regulation "D" and Rule 902 of Regulation "S".

    Now, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1:     ISSUANCE OF UNITS.

Section 1.1  Purchase and Sale of Securities.
--------------------------------------------
In reliance upon the representations of the Company contained in Section 1.3 hereof and subject to the terms and conditions set forth herein, the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company Units of Stock of the Company, (the "Units") in consideration of the payment by Purchaser to the Company of the amount in United States Dollars specified above (the "Purchase Amount").

The price per Unit of this offering shall be $2.00 per unit. A Unit shall consist of two (2) common shares and a warrant to purchase two (2) common shares at the price of $1.00 at any time prior to August 7, 2007.

Section 1.2  Additional Restrictions and Rights Relating to the Units.
----------------------------------------------------------------------
The Units shall be issued on the terms and subject to the rights and restrictions set forth in Sections 4.1, 4.2 and 4.3 hereof.

Section 1.3  Representations and Warranties of the Company.
----------------------------------------------------------
The Company represents and warrants to Purchaser that on the date hereof:

    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification. The Company has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

    (b) The execution, delivery and performance of this Agreement and all other documents and agreements contemplated hereby to be executed, delivered and performed by the Company, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Company. This Agreement and all other documents and agreements contemplated hereby to be executed and delivered by the Company have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Company, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

    (c) The authorized and issued capital stock of the Company consists of the following- 500,000,000 authorized common shares, $0.001 par value, 61,237,424 shares of which were on April 30, 2004 issued and outstanding; and 20,000,000 authorized preferred shares, $0.001 par value, of which have zero
(0) have been designated, issued or outstanding.

    (d) The consummation of the transactions contemplated by this Agreement and the performance of the terms and provisions of this Agreement and any other documents or agreements contemplated hereby will not (i) contravene, result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, "Governmental Person") applicable to the Company or (iii) violate any material provision of any statute or other rule or regulation of any Governmental Person applicable to the Company.

    (e) No consent, approval or authorization of or designation, declaration or filing with any governmental authority or third party on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Units or the consummation of any other transaction contemplated hereby, except for filing of notices required by Regulation D and other applicable securities laws.

    (f) The Units being issued to the Purchaser hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable and free of restrictions on transfer other than restrictions of transfer under this Agreement and applicable state and federal securities laws. Based in part upon the representations of Purchaser in this Agreement and subject to the provisions of Section 1.3(e) above, the Units will be issued in compliance with all applicable federal and state securities laws.

Section 1.4     Representations, Warranties and Covenants of Purchaser.
----------------------------------------------------------------------
Purchaser represents, warrants and covenants to the Company that on the date hereof and as of the date of any conversion of the Units and any transfer of
Securities:

      (a) Purchaser has all requisite power to execute and deliver this, and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

      (b) The execution, delivery and performance of this Agreement and all other documents and agreements contemplated hereby and thereby, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by Purchaser. This Agreement, and all other documents and agreements contemplated hereby, including any Units purchased or sold, have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

     (c) Purchaser is an individual residing in or an entity organized under the law of the country or jurisdiction specified on the signature page hereof having its principal place of business at the address specified on the signature page hereof.

     (d) Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D, and is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to distribution subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any Security. Purchaser is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities. Purchaser has not been formed for the specific purpose of acquiring the Securities. Purchaser is aware that it may be required to bear the economic risk of an investment in the Securities for an indefinite period, and it is able to bear such risk for an indefinite period. Purchaser acknowledges (i) that the Securities being and to be acquired by it are not being registered under the Securities Act on the grounds that the offer and sale of such securities are exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, (ii) that the Securities being and to be acquired by it are not being registered under the Securities Act on the grounds that the issuance of such securities are exempt from registration under Rule 506 of Regulation D as being made only to accredited investors in a non-public offering and (iii) that the Company's reliance on such exemption is predicated in part on the representations made to the Company by Purchaser in this Section 1.4.

     (e) Purchaser understands that the Securities have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein. Purchaser understands that, as such, the Securities are characterized as "restricted securities" under the Securities Act and that under the Securities Act and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     (f) Purchaser understands that the Units and any Securities issued upon conversion or in respect thereof or exchange therefore, may bear one or more of the legends set forth in Section 4. l(c).

     (g) Purchaser has received and reviewed the Private Placement Memorandum and has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. Purchaser has also had an opportunity to ask questions of officers of the Company, which questions were answered to such Purchaser's satisfaction. Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not an exhaustive description.

     (h) Purchaser agrees to execute and deliver such market stand-off or lock-up agreements as the managing underwriter's for any underwritten public offering(s) of the Company's securities shall request in connection with such offering(s), in such form and in such manner as shall be requested by such managing underwriters. The agreement contained in this clause (h) shall relate to all securities of the Company owned, directly or indirectly, by Purchaser, whether acquired pursuant to this Agreement or otherwise.

     (i) Purchaser agrees not to enter into, directly or indirectly, any short sale, hedging or similar transactions involving the Company's ordinary shares or any derivative security related thereto.

SECTION 2:     CONDITIONS TO OBLIGATIONS OF PURCHASER.

The obligation of Purchaser to purchase and pay for the Units shall be subject to the satisfaction of the conditions hereinafter set forth:

Section 2.1  Proceedings Satisfactory.
-------------------------------------
All proceedings taken in connection with the issuance of the Units and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to Purchaser.

Section 2.2  Representations True.
----------------------------------
All representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the date hereof and the Company shall have performed in all material respects all agreements on its part required to be performed under this Agreement.

Section 2.3  The Purchase by Purchaser Permitted by Applicable Laws.
The sale by the Company and the payment for the Units to be purchased by Purchaser (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject Purchaser to any penalty under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which Purchaser is subject.

SECTION 3:     CONDITIONS TO OBLIGATIONS OF COMPANY.

The obligation of Company to issue the Units shall be subject to the satisfaction of the conditions hereinafter set forth:

Section 3.1  Proceedings Satisfactory.
-------------------------------------
All proceedings taken in connection with the issuance of the Units and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to Company.

Section 3.2  Representations True.
-----------------------------------
All representations and warranties of Purchaser contained herein shall be true and correct in all material respects on and as of the date hereof and Purchaser shall have performed in all material respects all agreements on its part required to be performed under this Agreement.

Section 3.3  The Offer and Sale by the Company Permitted by Applicable Laws.
---------------------------------------------------------------------------
The offer and sale by the Company and the receipt of payment for the Units to be sold to Purchaser (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject the Company to any penalty under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which the Company is subject.

SECTION 4:     COVENANTS.

Section 4.1  Restriction on Resale.
-----------------------------------

     (a) Purchaser agrees that neither the Units nor any ordinary shares received may be assigned, pledged, hypothecated, resold, or otherwise disposed of or transferred (each a "Transfer") unless such transfer in compliance with the restrictions set forth in section 4.2, and in accordance with applicable securities laws.

     (b) The Company intends to file a registration statement for the shares on or about October 1, 2004. Purchaser agrees to resell the Units only pursuant to this registration statement becoming effective under the Securities Act covering such resale, or pursuant to an available exemption from registration under the Securities Act, including Rule 144 promulgated under the Securities Act.

     (c) Purchaser understands that one or more of the following legends will be placed on the certificates representing the Securities: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER PURSUANT TO A SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER UPON REQUEST TO THE SECRETARY OF THE ISSUER.

Section 4.2  Registration Rights.
---------------------------------
The Company intends to file a registration statement covering the resale of the Units offered herein, and to register the Units subscribed under this Offering on or about November 8, 2004, or 90-days after termination of this offering. As part of this registration, the Company may include in such registration statement approximately 5,990,418 additional shares for subscribers of the Company's prior private offerings. Until such time as these Units are registered, Subscriber shall be restricted from the transfer or sale thereof as per state and federal law, and the terms and conditions as outlined in and throughout this Memorandum.

SECTION 5:     TAXES.

The Company will pay all taxes (including interest and penalties), other than taxes imposed on the income of Purchaser, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery (but not the subsequent transfer) of any of the Securities or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Securities and will save Purchaser and all subsequent holders of the Securities harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

SECTION 6:     MISCELLANEOUS.

Section 6.1  Reliance on and Survival of Representations.
---------------------------------------------------------
All representations, warranties, covenants and agreements of each party herein shall be deemed to be material and to have been relied upon by the other party and shall survive the execution and delivery of this Agreement and the issuance of the Securities.

Section 6.2  Successors and Assigns.
-----------------------------------
This Agreement shall bind and inure to the benefit of and be enforceable by the Company, Purchaser and each of their respective successors and assigns. Purchaser shall be permitted to transfer the Securities in accordance with their terms and the terms of this Agreement and in accordance with applicable restrictions under applicable federal and state securities laws.

Section 6.3  Confidentiality.
----------------------------
Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or date concerning or relating to the business or financial affairs of the other party to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement.

Section 6.4  Notices.
---------------------
All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as set forth on the signature page hereof, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section 6.4. Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next business day after delivery by overnight courier, when received when transmitted by telecopy with confirmation of transmission or upon receipt when delivered personally.

Section 6.5  Counterparts.
-------------------------
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Company or its counsel and the Company or its counsel will provide all of the parties hereto with a copy of the entire Agreement. Notwithstanding the above, this Agreement shall not be effective until accepted by the Company.

Section 6.6  Severability.
-------------------------
If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

Section 6.7  Governing Law.
---------------------------
EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT, THIS AGREEMENT AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. SUBJECT TO SECTION 6.8 BELOW, EACH PARTY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE COURTS SITTING IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER CALIFORNIA LAW.

Section 6.8  Mandatory Arbitration.
----------------------------------
Any dispute arising in connection with the interpretation or enforcement of the provisions of this Agreement, or its application or validity, will be submitted to binding arbitration. Such arbitration proceedings will be held in Los Angeles County, California, USA. This agreement to arbitrate is specifically enforceable. Any award rendered in any such arbitration proceeding will be final and binding on each of the parties, and judgment may be entered thereon in any court of competent jurisdiction. The costs and fees of any such arbitration proceeding will be borne by the respective parties. The arbitrators may in their discretion award costs and reasonable attorneys' fees to the prevailing party.

Section 6.9  Finder's Fee.
-------------------------
Purchaser represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its officers, employees, or representatives is responsible.

Section 6.10  Expenses.
----------------------
Each party hereto shall bear its own fees and expenses with respect to this Agreement, and the transactions contemplated hereby.

Section 6.11  Amendments and Waivers.
------------------------------------
Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 6.11 shall be binding upon each transferee of any Security, each future holder of such Security, and the Company.

Section 6.12  Entire Agreement.
------------------------------
This Agreement contains the entire Agreement of the parties hereto with respect to the transactions contemplated hereby and supersedes all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

Section 6.13  Further Assurances.
--------------------------------
Each party agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

Section 6.14  Headings.
----------------------
The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 6.15  Legal Representations.
-----------------------------------
Purchaser acknowledges that: (a) it has read this Agreement and the Private Placement Memorandum; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel; (c) it has either been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; (d) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

SECTION 7.  INVESTOR REGISTRATION AND SUITIBILITY

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Document so a determination can be made as to whether or not you (it) are qualified to purchase Stock. All questions must be answered. If the appropriate answer is "None" or "Not Applicable", please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

Your answers will be kept strictly confidential; however, by signing this Subscription Document, you will be authorizing the Company to present a completed copy of this Subscription Document to such parties as they may deem appropriate in order to make certain that the offer and sale of the Stock is appropriate for the subscriber and will not result in a violation of the laws of any state. This Subscription Document does not constitute an offer to sell or a solicitation of an offer to buy Stock or any other security.

INDIVIDUAL SUBSCRIBERS:
If the Stock subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete a separate Subscription Document (except if the co-subscriber is your spouse) and sign the Signature Page annexed hereto. If your spouse is a co-subscriber, you must indicate their name and social security number.

CORPORATIONS, PARTNERSHIPS AND PENSION PLANS:
The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the INVESTOR SUITABILITY REQUIREMENTS section of the Private Placement Memorandum).

Wire Information

                       US Bancorp/ US Bank
        2221 Santa Monica Boulevard, Santa Monica CA 90404
                    Routing Number:  122235821
     For credit to the Account of: iMedia International, Inc.
                   Account number: xxxxxxxxxxxx





 For Accredited Investors Only                                                  Subscriber Registration
-------------------------------------------------------------------------------------------------------
 7.1                                                                           Purchaser's Information
-------------------------------------------------------------------------------------------------------
 Purchaser's First Name,  M.I., Last Name     | Social Security Number   | Date of Birth  (mm/dd/yy)
                                              |                          |
                                              |                          |
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 Mailing Address (If PO Box, please indicate  |                          |               |
 home address below)                          | City                     | State         | Postal Code
                                              |                          |               |
                                              |                          |               |
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 Residence Address                            | City                     | State         | Postal Code
                                              |                          |               |
                                              |                          |               |
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 E-mail Address   | Home Phone                | Business Phone           | Country of Residence
                  |                           |                          |
                  |                           |                          |
-------------------------------------------------------------------------------------------------------
 Marital Status:  |                     |                    |                     |
 (check one)      |  [ ] Single         |  [ ] Married       |  [ ]  Separated     |  [ ] Divorced
                  |                     |                    |                     |
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 Citizenship:  (state country)                |  Exact Name Units to be registered as:
                                              |
                                              |
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 7.2   Financial Information and Investor Status - please check all of the appropriate boxes
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                 |  Accredited  Status
-------------------------------------------------------------------------------------------------------
  A.             |  I certify that I am an "accredited investor" because: I had an individual income
                 |  of more than US$200,000 in each of the two most recent calendar years, and I
                 |  reasonably expect to have an individual income in excess of US$200,000 in the
                 |  current calendar year; or my spouse and I had joint income in excess of US$300,000
                 |  in each of the two most recent calendar years, and we reasonably expect to have a
                 |  joint income in excess of US$300,000 in the current calendar year. or
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  B.             |  I have an individual net worth, or my spouse and I have a joint net worth, in
                 |  excess of US$1,000,000 (including home and personal property).
-------------------------------------------------------------------------------------------------------

 7.3  IRA's, Trusts, Corporations, Partnerships or Employee Benefit Plan's  -
      please check the appropriate boxes
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Has the subscribing entity been formed for the specific purpose of investing in the     |       |
Stock? If your answer to question A is "No" CHECK whichever of the following statements | YES   | NO
(1-5) is applicable to the subscribing entity                                           |       |
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 1.              |  An employee benefit plan within the meaning of Title I of the Employee Retirement
                 |  Income Security Act of 1974, provided that the investment decision is made by a
                 |  plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is
                 |  a bank, savings and loan association, insurance company or registered investment
                 |  adviser; or
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 2.              |  An employee benefit plan within the meaning of Title I of the Employee Retirement
                 |  Income Security Act of 1974 that has total assets in excess of US$5,000,000; or
-------------------------------------------------------------------------------------------------------
 3.              |  Each of its shareholders, partners, or beneficiaries meets at least one of the
                 |  following conditions described above under INVESTOR STATUS.  Please also CHECK the
                 |  appropriate space in that section; or  (Note:  Income Statement must be completed
                 |  for each shareholder, partner or beneficiary)
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 4.              |  The plan is a self directed employee benefit plan and the investment decision is
                 |  made solely by a person that meets at least one of the conditions described above
                 |  under INVESTOR STATUS; or (Note: Income Statement must be completed for each
                 |  shareholder, partner or beneficiary)
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 5.              |  A corporation, a partnership or similar business trust with total assets in excess
                 |  of US$5,000,000.
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  7.4                                   Signatures
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The Subscription Document contains various statements and representations by subscribers and should be carefully reviewed in its entirety with qualified legal counsel before executing this signature page.
I hereby certify that I have read, reviewed and am familiar with the terms of the Private Offering
Memorandum (PPM) dated August 8, 2004.  I agree to be bound by all of the terms and conditions of this
Subscription Document.
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    Complete for an Individual Purchaser         |Complete for a Trust, IRA, Corporation or Partnership
-------------------------------------------------------------------------------------------------------
  Signature of individual Purchaser, trustee,    | Investment Authorization.  The undersigned
  custodian or authorized person                 | corporation, partnership, benefit plan or IRA has
                                                 | all requisite authority to acquire the Stock hereby
                                                 | subscribed for and to enter into the Subscription
                                                 | Document, and further, the undersigned officer,
                                                 | partner or fiduciary of the subscribing entity has
                                                 | been duly authorized by all requisite action on the
                                                 | part of such entity to execute these documents on
                                                 | its behalf.  Such authorization has not been revoked
                                                 | and is still in full force and effect.
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Print Name of Purchaser, trustee,                | Signature and title of Purchaser, trustee,
custodian or authorized person                   | custodian or authorized person
                                                 |
                                                 |
                                                 |
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Date of Execution                                | City, State or Country
                                                 |
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       SECTION 8.  ACCEPTANCE
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 8.1    Acceptance
-------------------------------------------------------------------------------------------------------
 Notice of Acceptance:  Your Subscription Agreement has been accepted
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 By:                                   | Its:                               | Date:
                                       |                                    |
                                       |                                    |
    For: iMedia International, Inc.    |                                    |
------------------------------------------------------------------------------------------------------\
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